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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549




                           ------------------------



                                   FORM 8-K


                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 24, 1995
                                                       -----------------





                         Southern National Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     North Carolina                    1-1853              56-0939887
  --------------------              -------------       ----------------
  (State or other jurisdiction       (Commission         (IRS Employer
   of incorporation)                 File Number)       Identification No.)




500 North Chestnut Street, Lumberton, North Carolina       28358
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        (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code     (910) 773-7500
                                                    -------------------
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Item 5.  Other Events

     The purpose of this Current Report on Form 8-K is to (i) file as Exhibit
99.1 the 1993 restated audited financial statements and notes thereto of BB&T Financial Corporation ("BB&T Financial"); (ii) file as Exhibit 99.2 the financial statements of BB&T Financial Corporation for the period ended September 30, 1994; and (iii) file as Exhibit 99.3 the pro forma condensed financial statements of Southern National Corporation ("SNC"), BB&T Financial and Commerce Bank ("Commerce") for the period ended September 30, 1994. Exhibits
99.1 and 99.2 were prepared by BB&T Financial, were not prepared by the Registrant, and are not to be considered as being filed as part of the Registrant's disclosure obligations under the Securities Exchange Act of 1934, as amended.

     Such documents will be incorporated by reference into future registration statements.


Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

           99.1 1993 Restated Audited Financial Statements and Notes thereto of BB&T Financial

           99.2 Financial Statements of BB&T Financial Corporation for the period ended September 30, 1994

           99.3 Pro Forma Condensed Financial Statements of SNC, BB&T Financial and Commerce for the period ended September 30, 1994
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                                   SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SOUTHERN NATIONAL CORPORATION
                                           (Registrant)


Date: February 24, 1995                 By: /s/ David L. Craven
                                           ------------------------------

                                        Name: David L. Craven
                                             ----------------------------

                                        Title: Secretary
                                              ---------------------------
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                                 EXHIBIT INDEX


Exhibit Number and Description
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       99.1  1993 Restated Audited Financial Statements and Notes thereto of
             BB&T Financial

       99.2 Financial Statements of BB&T Financial Corporation for the period ended September 30, 1994

       99.3 Pro Forma Condensed Financial Statements of SNC, BB&T Financial and Commerce for the period ended September 30, 1994